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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             February 1, 2000
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                               MicroAccel, Inc.
                               ----------------
            (Exact name of registrant as specified in its charter)


Utah                              33-9782-LA                 87-04444506
----                              ----------                 -----------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                           Identification No.)

                         Suite 210, 580 Hornby Street
                  Vancouver, British Columbia, Canada V6C 3B6
                  -------------------------------------------
                   (Address of Principal Executive Offices)


                                (604) 687-6991
                                --------------
                        (Registrant's Telephone Number)

                                 Hortitech, Inc.
                                 ---------------
          (Former Name or Former Address if changed Since Last Report)

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Item 1.     Changes in Control of Registrant.
            ---------------------------------

            None, not applicable.

Item 2.     Acquisition or Disposition of Assets.
            -------------------------------------

            None, not applicable.




Item 3.     Bankruptcy or Receivership.
            ---------------------------

            None, not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

            Jones, Jensen & Company, LLC, Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Registrant for the calendar years ended December 31, 1998, 1997, 1996, and 1995; these financial statements accompanied the Registrant's Annual Reports on Form 10-KSB for the calendar years ended December 31, 1998, 1997, and 1996, which were previously filed with the Securities and Exchange Commission and which are incorporated herein by reference.

            On January 18, 2000, the Board of Directors of the Registrant unanimously resolved to engage Telford, Sadovnick P.L.L.C., Certified Public Accountants, of Bellingham, Washington, to audit the Registrant's financial statements for the calendar year ended December 31, 1999. At a Special Meeting of Stockholders held on February 1, 2000, the holders of 11,155,900 shares, representing 59.2% of the Registrant's issued and outstanding shares, voted to approve and ratify the Board of Director's selection of Telford, Sadovnick P.L.L.C.

            There were no disagreements between the Registrant and Jones, Jensen & Company, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

            The reports of Jones, Jensen & Company did not contain any adverse opinion or disclaimer of opinion, and with the exception of a standard "going concern" qualification because of the limited operating capital and lack of operations of the Registrant on the dates of the above-referenced Annual Reports on Form 10-KSB, were not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the Registrant's three most recent calendar years, and since then, neither Jones, Jensen & Company nor Telford, Sadovnick, P.L.L.C., has advised the Registrant that any of the following exists or is applicable:

            (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

            (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

            (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          During the Registrant's three most recent calendar years and since then, the Registrant has not consulted Telford, Sadovnick, P.L.L.C. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

          The Registrant has provided Jones, Jensen & Company with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of its response is attached hereto and incorporated herein by this reference. See Item 7 of this Report.

Item 5.     Other Events.
            -------------

          At the Special Meeting of Stockholders held on February 1, 2000, the holders of 11,155,900 shares, representing 59.2% of the Registrant's issued and outstanding shares of common stock, also voted to: (i) approve the change of the Registrant's name to "MicroAccel, Inc."; (ii) elect Suzanne L. Wood; Barry
D. Russell; Donald O. Stern; and Robert Stern to serve on the Registrant's Board of Directors for a term of one year or until his or her successor is elected and qualified; (iii) adopt the Registrant's 2000 Stock Option Plan for the grant of incentive and non-qualified options to purchase up to 950,000 shares of the Registrant's common stock to employees and such other persons as the Plan Administrator (which is currently the Board of Directors) may select; and (iv) permit the Registrant to take actions without a meeting of stockholders if one or more consents in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

          Articles of Amendment with respect to the Registrant's name change were filed with the Division of Corporations and Commercial Code of the Utah Department of Commerce on February 2, 2000, and the Registrant's name change to "MicroAccel, Inc." became effective on that date. The purpose of the name change was to better reflect the nature of the Company's anticipated business following its proposed acquisition of a corporation that is developing a nonvolatile computer memory chip. The parties have not yet entered into any definitive agreement with respect to this acquisition, and there can be no assurance that such an acquisition will be completed or that, if it is completed, it will be beneficial to the Company and its stockholders. Upon the completion of any such transaction, it will be timely reported in a Current Report on Form 8-K.

          As of the date of this Report, the Registrant has not granted any options pursuant to the 2000 Stock Option Plan. A copy of the 2000 Stock Option Plan, with exhibits, is attached hereto and incorporated herein by this reference. See Item 7 of this Report.

          On January 25, 2000, the Registrant's Board of Directors unanimously voted to undertake a private placement of up to 1,000,000 "unregistered" and "restricted" shares of the Registrant's common stock at a price of $4.00 per share, pursuant to Rule 506 of Regulation D of the Securities and Exchange Commission and/or Regulation S thereof. The offering was closed on January 28, 2000, with all 1,000,000 shares being sold to non-"U.S. Persons," as defined in Rule 902(k) of Regulation S.

Item 6.     Resignations of Directors and Executive Officers.
            -------------------------------------------------

          None, not applicable.

Item 7.     Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired.

            None, not applicable.

         (b) Pro Forma Financial Information.

            None, not applicable.

            (c)  Exhibits.


     Description of Exhibit              Exhibit Number
     ----------------------              --------------

     2000 Stock Option Plan               10

     Letter on change in certifying       16
     accountants

Item 8.     Change in Fiscal Year.
            ----------------------

            None, not applicable.

                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MICROACCEL, INC.


          Dated: 2/15/00                    By: /s/ Suzanne L. Wood
              ---------                        --------------------
                                             Suzanne L. Wood
                                              President and Director

          Dated: 2/15/00                    By: /s/ Barry D. Russell
                ---------                    ---------------------
                                             Barry. D. Russell
                                              Secretary/Treasurer and Director